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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 26, 2000

                         ------------------------------

                             BLUE RHINO CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     DELAWARE                       0-14133                      56-1870472
------------------                ------------                 --------------
(STATE OF OR OTHER                (COMMISSION                  (IRS EMPLOYER
  JURISDICTION OF                 FILE NUMBER)                 IDENTIFICATION
  INCORPORATION)                                                   NUMBER)

         104 CAMBRIDGE PLAZA DRIVE, WINSTON-SALEM, NORTH CAROLINA  27104
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (336) 659-6900

                           ---------------------------

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                              ITEM 5. OTHER EVENTS.

                                  ------------

                   FOURTH QUARTER AND FISCAL YEAR END RESULTS

On September 26, 2000, Blue Rhino Corporation announced its results of operations for the fourth quarter and fiscal year ended July 31, 2000. A copy of Blue Rhino Corporation's press release is attached as Exhibit 99.1.

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                               Item 7. Exhibits.

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99.1   Press Release issued by the Company on September 26, 2000

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BLUE RHINO CORPORATION
                                            (Registrant)

                                      By: /s/ Mark Castaneda
                                          ------------------------------------
                                          Secretary and Chief Financial Officer

DATED: September 28, 2000